SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 1, 1997

                         NORFOLK SOUTHERN CORPORATION
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

      Virginia                       1-8339                 52-1188014
 -----------------------      -------------------      ------------------
 (State of Incorporation)    (Commission File No.)       (IRS Employer
                                                       Identification No.)

                            Three Commercial Place
                   ---------------------------------------
                         Norfolk, Virginia 23510-2191
                   (Address of principal executive offices)

                                (757) 629-2680
                        ------------------------------
                        (Registrant's telephone number)

                                   No Change
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)



        This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Norfolk Southern Corporation (the "Registrant") dated April 8, 1997 and filed on April 10, 1997.

Item 7(c).        Exhibits.

    23.1 Consent of Price Waterhouse LLP relating to the financial statements of Conrail Inc.

    99.3      The audited Consolidated Statements of
              Income, Consolidated Statements of
              Stockholders' Equity and Consolidated
              Statements of Cash Flows of Conrail Inc. for each of the years in the three-year period ended December 31, 1996, and the Consoli-dated Balance Sheets of Conrail Inc. at
              December 31, 1996 and December 31, 1995.

    99.4 Pro forma condensed consolidated financial statements of the Registrant as of and for the year ended December 31, 1996, adjusted to reflect its acquisition of an interest in Conrail Inc.


                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 1997

                                           NORFOLK SOUTHERN CORPORATION
                                                     (Registrant)

                                           By: /s/ Dezora M. Martin
                                               -------------------------
                                               Dezora M. Martin
                                               Corporate Secretary


                              EXHIBIT INDEX

   Exhibit
   Number        Description

   23.1 Consent of Price Waterhouse LLP relating to the financial statements of Conrail Inc.

   99.3 The audited Consolidated Statements of Income, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows of Conrail Inc. for each of the years in the three-year period ended December 31, 1996, and the Consoli-dated Balance Sheets of Conrail Inc. at December 31, 1996 and December 31, 1995.

   99.4 Pro forma condensed consolidated financial statements of the Registrant as of and for the year ended December 31, 1996, adjusted to reflect its acquisition of an interest in Conrail Inc.